UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2018
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Item 7.01 Regulation FD Disclosure

Commencing on November 6, 2018, members of IDACORP, Inc.'s (the “Company”) management will conduct meetings with financial analysts, investors, prospective investors, and other persons via telephone and in-person. Furnished as Exhibit 99.1 to this Current Report on Form 8-K are the materials the Company will be using during the meetings. The Company is also making the materials available in advance of the meetings on its website, www.idacorpinc.com.

The information in this report, including the presentation slides furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Any reference to the Company's Internet address shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this report. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

The exhibit furnished with this report contains business segment information for Idaho Power Company. Accordingly, this report is also being furnished on behalf of such registrant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are being furnished as part of this report:

Exhibit Number	Description

99.1	IDACORP, Inc. presentation, dated November 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  November 5, 2018
IDACORP, INC.
By:   /s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial Officer, and Treasurer

IDAHO POWER COMPANY
By:   /s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial Officer, and Treasurer